Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Analysts: Charlotte Ancel, Charlotte.Ancel@Avangrid.com, 203-997-7366

Media: Leo Rosales, Leo.Rosales@Avangrid.com, 518-419-2401

AVANGRID ANNOUNCES RECEIPT OF FEDERAL ENERGY REGULATORY

COMMISSION APPROVAL

ORANGE, Conn. — September 5, 2024 —Today Avangrid, Inc. (NYSE: AGR) (“Avangrid”), a leading sustainable energy company, and a member of the group of companies controlled by Iberdrola, S.A. (“Iberdrola”), announced that it has received Federal Energy Regulatory Commission (“FERC”) approval of Iberdrola’s acquisition of the remaining 18.4% of the issued and outstanding shares of common stock of Avangrid that it does not currently own.

On May 17 , 2024, the Board of Directors of Avangrid, acting on the unanimous recommendation of the Unaffiliated Committee of the Board of Directors (the “Unaffiliated Committee”) that led the consideration of strategic alternatives and the negotiation of the terms of the transaction, unanimously approved the agreement, which is subject to a number of customary conditions, including affirmative votes of (1) the holders of a majority of all outstanding shares of common stock of Avangrid, (2) the holders of a majority of all outstanding shares of common stock held by Avangrid’s shareholders other than Iberdrola, its subsidiaries, and their controlled affiliates and (3) the holders of a majority of the outstanding shares of Avangrid common stock other than Iberdrola, Arizona Merger Sub, Inc., their affiliates, any members of the board of Avangrid who are employed by Iberdrola or its affiliates, any officer of Avangrid and any family members, affiliates or associates of the foregoing.

“This approval is an important step in the merger process, which will allow Avangrid to not only expand our renewable projects but also invest in our network’s business by investing in the infrastructure improvements needed to deliver reliable clean energy to the millions of customers we serve,” said Pedro Azagra, Chief Executive Officer of Avangrid. “This merger will strengthen our capacity to meet the growing demand for sustainable energy solutions and further our mission to lead the transition to a cleaner energy future in the United States.”

The transaction is expected to close in the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including receipt of the shareholder approvals described above and the approval of the Maine Public Utilities Commission and the New York Public Service Commission.

About Avangrid

Avangrid (NYSE: AGR) aspires to be the leading sustainable energy company in the United States. Headquartered in Orange, CT with approximately $45 billion in assets and operations in 24 U.S. states, Avangrid has two primary lines of business: networks and renewables. Through its networks business, Avangrid owns and operates eight electric and natural gas utilities, serving more than 3.3 million customers in New York and New England. Through its renewables business, Avangrid owns and operates a portfolio of renewable energy generation facilities across the United States. Avangrid employs approximately 8,000 people and was recognized by JUST Capital as one of the JUST 100 companies – a ranking of America’s best corporate citizens – in 2024 for the fourth consecutive year. In 2024, Avangrid ranked first within the utility sector for its commitment to the environment. The company supports the U.N.’s Sustainable Development Goals and was named among the World’s Most Ethical Companies in 2024 for the sixth consecutive year by the Ethisphere Institute. Avangrid is a member of the group of companies controlled by Iberdrola. For more information, visit https://www.avangrid.com.

About Iberdrola

Iberdrola, Europe’s largest electricity utility by market capitalization and one of the world’s top three electricity companies, is a leader in renewables, spearheading the energy transition to a low carbon economy. The group supplies energy to almost 100 million people in dozens of countries. With a focus on renewable energy, smart networks and smart solutions for customers, Iberdrola’s main markets include Europe (Spain, the United Kingdom, Portugal, France, Germany, Italy and Greece), the United States, Brazil, Mexico and Australia.

The company has a workforce of over 42,200 and assets in excess of €150 billion. In 2023, Iberdrola posted revenues of nearly €50 billion, net profit of €4.8 billion, with nearly €9.3 billion paid in tax contributions in the countries where it operates. The company helps to support more than 500,000 jobs in communities across its supply chain, and global supplier purchases topped €18.1 billion in 2023. A benchmark in the fight against climate change, Iberdrola has invested more than €150 billion over the past two decades to help build a sustainable energy model, based on sound environmental, social and governance (ESG) principles.

Additional Information and Where to Find It

In connection with the proposed transaction, Avangrid has filed with the Securities and Exchange Commission (“SEC”) and has furnished to shareholders a proxy statement (the “Proxy Statement”) and Avangrid and Iberdrola have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Avangrid or Iberdrola may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SHAREHOLDERS OF AVANGRID ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Avangrid’s investors and shareholders may obtain free copy of the Proxy Statement and other documents free of charge on Avangrid’s website at www.avangrid.com. In addition, Avangrid’s investors and shareholders may obtain free copy of the Proxy Statement, the Schedule 13E-3 and other documents, once such documents are filed with the SEC (when available) from the SEC’s website at www.sec.gov.

Participants in the Solicitation

Avangrid and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Avangrid shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of Avangrid’s executive officers and directors in the solicitation by reading the Proxy Statement, Schedule 13E-3, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended by the Form 10-K/A filed on April 26, 2024, and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Proxy Statement, such information has been or will be reflected on Avangrid’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. Information concerning the interests of Avangrid’s participants in the solicitation, which may, in some cases, be different than those of the Avangrid’s shareholders generally, are set forth in the Proxy Statement.

Forward-Looking Statements

Certain statements in this report may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s),” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),” “assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements generally include statements regarding the potential transaction between Avangrid and Iberdrola, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current reasonable beliefs, expectations and assumptions. Avangrid’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see Avangrid’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filings and the information filed on Avangrid’s Forms 8-K with the SEC as well as its subsequent SEC filings, and the risks and uncertainties related to the proposed transaction with Iberdrola, including, but not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required shareholder, governmental and regulatory approvals of the proposed transaction that could reduce the anticipated benefits of, or cause the parties to abandon, the transaction, risks that an event, change or other circumstance could give rise to the termination of the merger agreement, risks that competing offers or acquisition proposals for Avangrid could be made, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Avangrid to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, and litigation or administrative proceedings that may arise in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Avangrid does not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Other risk factors are detailed from time to time in Avangrid’s reports filed with the SEC and we encourage you to consult such disclosures.